EXHIBIT 10.94


                                PATRICK C. WELLS
                             11217 OLD ROCKFORD ROAD
                            PLYMOUTH, MINNESOTA 55441

                                  March 1, 1999



Mr. Peter Pflaum, President
Lundgren Bros. Construction, Inc.
935 East Wayzata Boulevard
Wayzata, Minnesota 55391

Dear Peter:

            I refer to your letter to me dated February 15, 1999 ("February 15 Letter") relating to the option agreement dated March 1, 1998 covering my 1,845 non-voting common shares of Lundgren Bros. Construction, Inc. ("Option Agreement").

            In the February 15 Letter, you, I and Lundgren Bros. Construction, Inc. ("Lundgren") each agreed that the option provisions (sections 2.1 through 2.4) ("Option Provisions") of the Option Agreement were no longer in the best interest of Lundgren and its shareholders, and therefore, by mutual agreement of the parties thereto, those provisions were terminated.

            You and I have had further discussions on this matter. Based on those discussions, you and I have concluded that it is in the best interests of the shareholders of Lundgren that the original Option Provisions be rescinded. The purpose of this letter, therefore, is to confirm that the Option Provisions of the Option Agreement are hereby rescinded. Enclosed herewith is my check for $201,900, representing all option payments made to me to date under the Option Agreement. Please treat this amount as a refund of all option payments made to me. I will be doing the same for purposes of my personal taxes.

            Please counter-sign this letter to confirm your agreement with the rescission of the Option Provisions.

                                           Regards,



                                           Patrick C. Wells


            The undersigned hereby agree and consent to the rescission of sections 2.1 through 2.4 ("Option Provisions") of the Option Agreement dated March 1, 1998. Lundgren hereby

Mr. Peter Pflaum, President
March 1, 1999
Page 2


acknowledges receipt of $201,900 as repayment by Patrick C. Wells of the option payments previously made.

                                       LUNDGREN BROS. CONSTRUCTION, INC.



                                       By
                                          --------------------------------------
                                          Peter Pflaum, President



--------------------------------------
Peter Pflaum


Date:  March _____, 1999